UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 31, 2014 (Date of earliest event reported)
Stillwater Mining Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana (Address of principal executive offices)		59102 (Zip Code)
(406) 373-8700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 31, 2014, Stillwater Mining Company issued a press release announcing that Stillwater Canada Inc, a jointly held subsidiary of Stillwater Mining Company, has requested that the joint review panel suspend the Marathon project environmental assessment and panel hearings until further notice. The joint review panel is responsible for the evaluation of the Environmental Impact Statement and is comprised of the Canadian Environmental Assessment Agency and the Ontario Ministry of the Environment. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Stillwater Mining Company dated January 31, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2014	STILLWATER MINING COMPANY By: /s/ Brent R. Wadman Brent R. Wadman Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stillwater Mining Company dated January 31, 2014